                                                                    EXHIBIT 10.2

                           STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated this 25th day of July, 1997, by and between CPC of America, Inc., a Nevada corporation ("Buyer"), John P. Colonna ("Seller"), and DSDS Group Inc., a Florida corporation (the "Company").

                             W I T N E S S E T H:

     WHEREAS, Seller owns all the outstanding shares of the common stock, $1.00 par value per share (the "Common Stock"), of the Company; and

     WHEREAS, the Seller will assign or assist Buyer in assigning to the Company all of the Seller's right, title and interest in two patents, as more specifically described herein and on Exhibit A attached hereto (the "Patents"); and

     WHEREAS, pursuant to a letter of understanding signed by each of Buyer and Seller, dated June 26, 1997 (a signed copy of which was received by Seller on July 7, 1997), Seller desires to sell and Buyer desires to purchase 6,000 shares of Common Stock, representing an eighty percent (80%) voting interest in the Company (the "Shares"), pursuant to this Agreement; and

     WHEREAS, it is intent of the parties hereto that upon consummation of the purchase and sale of the Shares pursuant to this Agreement, Buyer will own eighty percent (80%) of the outstanding Common Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Purchase and Sale of the Shares.  Pursuant to the terms and conditions
          -------------------------------
of this Agreement, Seller shall sell and Buyer shall buy the Shares.

     2.   Deposit and Purchase Price.
          --------------------------

          (a) The total purchase price ("Purchase Price") for the Shares is Sixty One Thousand and NO/100 Dollars ($61,000.00) The Purchase Price shall be paid by Buyer to Sellers in accordance with Sections 2(b) and 2(c) hereof.

          (b) Buyer shall pay to Seller at the Closing (as defined below), Twenty Five Thousand and No/100 Dollars ($25,000.00) of the Purchase Price by check or wire transfer.

          (c) Commencing August 15, 1997, Buyer shall pay to Seller Thirty Six Thousand and No/100 Dollars ($36,000.00) in eighteen (18) equal monthly installments of Two Thousands and No/100 Dollars ($2,000.00) each.

     3.   CLOSING. The closing of this transaction (the "Closing") shall occur
          -------
simultaneously with the execution of this Agreement (the "Closing Date"), at the offices of the Company, or at such other time and place as may be agreed upon by Buyer and seller. Upon the terms and subject to the conditions of this Agreement, at the Closing Seller shall sell, assign, transfer, convey and deliver to Buyer the Shares, free and clear of all liens, charges, security interest, pledges, equities, options, claims, charges, restrictions and other encumbrances whatsoever and Buyer shall purchase the Shares from Seller.

     4.   CLOSING OBLIGATIONS AND DELIVERIES. At the Closing:
          ----------------------------------

          (a)  Seller will deliver to Buyer:

               (i) all minute books, stock transfer books and other records of the Company, which include the original resolutions and minutes of all actions taken by the Board of Directors and shareholders of the Company since inception;

               (ii) certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to Buyer;

               (iii) a certificate executed by the Seller and the Company representing and warranting to Buyer that each of Seller's and the Company's representations and warranties in this Agreement was true and correct in all respects as of the Closing Date and that Seller shall perform all post-closing covenants as set forth in this Agreement.

               (iv) an executed Assignment, in the form attached hereto as Exhibit B, for the purposes of assigning the Patents from Seller to the Company; and

               (v) the resignation of all officers and directors of the Company, effective as of the date hereof, pursuant to Section 8(a)(v) hereof.

          (b)  Buyer will deliver to Seller:

               (i) Twenty Five Thousand and No/100 Dollars ($25,000.00) by check or wire transfer; and

               (ii) a certificate executed by the Buyer to the effect that, except as otherwise stated in such certificate, each of Buyer's representations and warranties in this Agreement was true and correct in all respects as of the Closing Date.

     5.   REPRESENTATIONS AND WARRANTIES OF BUYER. As an inducement to Seller to
          ---------------------------------------
enter into this Agreement and consummate the transactions contemplated hereby, Buyer represents, covenants and warrants to Seller the following:

          (a)  Power and Authority. Buyer has full power, legal right and
               -------------------
authority to enter into, execute and deliver this Agreement and any other agreements, instruments and documents contemplated hereby and to carry out its obligations hereunder. No other acts or proceedings on the part of Buyer will be necessary to authorize this Agreement (or any agreements, instruments and documents contemplated hereby) or the transactions contemplated hereby. This Agreement and any other agreements, instruments and documents contemplated hereby, constitute valid and legally binding obligations of Buyer and are enforceable against Buyer in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other law of general applicable relating to creditors' rights or by the application of equitable principles when equitable remedies are sought.

          (b)  Purchase for Investment. Buyer is acquiring the Shares for its
               -----------------------
own account as principal, for investment and not with a view to the distribution or fractionalization thereof or with any intention of distributing or reselling the Shares, or any part thereof within the meaning of the Securities Act of 1993, as amended (the "Securities Act") and the rules and regulations promulgated thereunder (other than in compliance with the Securities Act) or in violation of any securities laws of any other jurisdiction.

          (c)  Restricted Securities. Buyer acknowledges that: (i) the Shares
               ---------------------
have not been registered under the Securities Act or the securities laws of any jurisdiction and, therefore, the Shares constitute "restricted securities" as defined in Rule 144(a)(3) promulgated under the Securities Act that cannot be sold or transferred by Buyer unless and until they are registered under the Securities Act and any other applicable securities laws or are sold pursuant to a valid exemption from registration; (ii) a legend as to the restrictions on transfer imposed under the Securities Act will be placed on the certificates evidencing the Shares and evidence of such restrictions on transfer shall be made in the transfer records with respect thereto; (iii) no public market now exists for any of the Shares and Seller has made no assurances that a public market will ever exist for the Shares; and (iv) it may be necessary to hold the Shares indefinitely, unless, if ever, the Shares are subsequently registered under the Securities Act or a valid exemption from registration under the Securities Act is available and the sale or transfer thereof is otherwise accomplished in compliance with the requirements of the Securities Act, during which time Buyer must bear the entire economic risk of the investment in the Shares.

          (d)  Sophisticated Investor. Buyer has the financial ability to bear
               ----------------------
the economic risk of its investment in the Shares and has adequate means to provide for its current needs and other contingencies and to withstand the loss of its entire investment in the Shares and has no need for liquidity with respect to its investment in the Shares; and had such knowledge and experience in financial and business matters that it is capable of evaluating the merits and nature and the number of the Shares, the restrictions on transferability and the tax consequences of the investment.

     6.   Representations and Warranties of Sellers and Company. Seller and
          -----------------------------------------------------
Company jointly and severally represent and warrant to Buyer as follows:

          (a)  Organization and Good Standing. The Company is a corporation
               ------------------------------
duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under this Agreement. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification. True and correct copies of the Company's Articles of Incorporation and Bylaws have been delivered to Buyer.

          (b)  Authority; No Conflict.
               ----------------------

               (i) This Agreement constitutes the legal, valid, and binding obligation of Seller and the Company enforceable against each of them in accordance with its terms. Seller and the Company have the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform their obligations under this Agreement.

               (ii) Neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions will, directly or indirectly (with or without notice or lapse of time):

                    (1)  contravene, conflict with, or result in a violation of
                         (A) any provision of the Articles of Incorporation or Bylaws of the Company, or (B) any resolution adopted by the board of directors or the shareholders of the Company;

                    (2) contravene, conflict with, or result in a violation of, or give any person or governmental entity the right to challenge any of the contemplated transactions or to exercise any remedy or obtain any relief under, statute, law, rule, regulation or any order, judgement, award or decree of any court, arbitrator or governmental or regulating body against or binding upon the Seller, the Company, or his or its properties, which the Company or the Seller, or any of the assets owned or used by the Company or the Seller, may be subject;

                    (3) cause the Company to become subject to, or to become liable for the payment of, any tax;

                    (4) contravene, conflict with, or result in a violation or breach of any provision of, or give any person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any mortgage, indenture, deed of trust, lease, obligation, agreement, license, instrument or contract to which the Company or Seller is a party; or

                    (5) result in the imposition or creation of any charge, claim, condition, pledge, liens, security interest or other encumbrance upon or with respect to the Common Stock or any of the assets owned or used by the Company.


            (iii) Neither the Seller nor the Company will be required to give any notice to or obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated hereunder.

     (c)    Capitalization. The total authorized capitalization of the Company
            --------------
consists of seventy five hundred (7,500) shares of common stock, par value $1.00 per share, of which seventy five hundred (7,500) shares are issued and outstanding. Seller is and will be on the Closing Date the record and beneficial owner and holder of all of the shares of common stock of the Company, including the Shares, free and clear of all liens, security interests or other encumbrances. Seller has been the only shareholder of the Company since the Company's incorporation. No legend or other reference to any purported encumbrance appears upon any certificate representing any of the Shares. All of the Shares have been duly authorized and validly issued and are fully paid and nonassessable. There no contracts relating to the issuance, sale, or transfer of any equity securities or other securities of the Company. None of the outstanding Shares were issued in violation of the Securities Act or any other legal requirement. The Company does not own, or have any contract to acquire, any equity securities or other securities of any person or any direct or indirect equity or ownership interest in any other business. The Company has no subsidiaries. The Company has not incurred any liabilities, has not hired any employees, has not transacted any business, and has not entered into any agreements (written or oral).

     (d)    Patents. Seller and the Company hereby represent and warrant as
            -------
follows:

            (i) Exhibit A attached hereto contains a complete and accurate list and description of all the Patents. Other than any rights or benefits it may possess hereunder, the Company does not own any assets.

               (ii) Seller owns, and upon the filing of a duly executed form of assignment of the Patents with the United States Patent and Trademark Office (the "PTO") and the Company's receipt of a certificate from the PTO as to the effectiveness of such assignment, the Company will own, each of the Patents free and clear of any liens, encumbrances, security interests, charges or other adverse claims, and has the full right to use and enjoy the Patents without payment to any third party, and Seller agrees that he will take any action requested by Buyer to assist Buyer or the Company in filing or causing to be filed all agreements, assignments, filings, documents, certificates and filing fees necessary or desirable in order to duly and legally record with the PTO the assignment of all of Seller's right, title and interest in each of the Patents from the Seller to the Company, so that such assignment shall be effective as of a date no later than three (3) months from the date of this Agreement.

               (iii) There are no outstanding or threatened disputes or disagreements with respect to any Patent, including any court or administrative actions wherein the enforceability or validity of any of the Patents has been challenged.

               (iv) Neither the Seller nor the Company has entered into any contract or agreement requiring the transfer or assignment of the Patent.

               (v) The Patents have not been declared invalid or unenforceable by any court or other government agency.

               (vi) None of the Patents has been the subject of re-examination, reissue or protest proceedings before the United States Patent and Trademark Office.

               (vii) In procuring the issuance of the Patents, the applicant therefor has not stated or done or omitted to do anything that could result in the unenforceability of any Patent.

     7.   Manufacturing and Distribution Rights of Seller. Buyer agrees that, as
          -----------------------------------------------
a material inducement of Seller to enter into this Agreement, the Company shall retain all rights to manufacture, market, distribute and sell the products represented by the Patents, pursuant to a Manufacturing and Distribution Agreement to be approved by the shareholders of the Company.

     8.   Conditions to Obligations of Buyer and Seller.
          ---------------------------------------------

          (a)  Conditions to Obligation of Buyer. All obligations of Buyer at
               ---------------------------------
the Closing hereunder are subject to the fulfillment prior to and at the Closing Date of each of the following conditions:

               (i) Seller and the Company shall confirm that all representations and warranties of Seller and the Company in this Agreement shall be true and complete at and as of the Closing Date;

               (ii) Seller shall have properly endorsed and delivered to Buyer stock certificates representing all of the Shares;

               (iii) There shall have been no material adverse change in the assets or operations of the Company;

               (iv) No action or proceeding shall have been instituted by any governmental entity against, and no order, decree or judgment of any court, agency, commission or governmental authority shall be subsisting against, any party that would have a material adverse effect on the assets, operations or business of the Company or Seller; and

               (v) At or prior to the Closing, Seller shall have delivered to the Buyer executed resignations of all officers and directors of the Company, effective as of the Closing Date; and

               (vi) At the Closing, Seller shall have delivered to the Buyer an executed Assignment of Patent in the form of Exhibit B attached hereto.

          (b)  Conditions to Obligations of Seller. All obligations of Seller at
               -----------------------------------
the Closing hereunder are subject to the fulfillment prior to and at the Closing Date of each of the following conditions:

               (i) Buyer shall confirm that all representations and warranties of Buyer in this Agreement shall be true and complete at and as of the Closing Date; and

               (ii) Buyer shall have delivered $25,000.00 of the Purchase Price to Seller as set forth in Section 2(b) hereof.

     9.   Rights of Buyer and Seller Upon Termination or Breach. This Agreement
          ------------------------------------------------------
may be terminated by either Seller or Buyer, if the termination party is not then in breach of any obligation under this Agreement on written notice to the other at any time prior to Closing as follows.

          (a) By Buyer or Seller, as the case may be, if the other shall commit a breach of any of the provisions applicable to it hereunder.

          (b) By Buyer, if (i) Buyer is unable to duly effectuate the assignment of the Patents from Seller to the Company or to record such assignment with PTO within a period of three (3) months from the date hereof; or
(ii) any representation or warranty of Seller is not true and correct at any time after the date hereof .

          (c) By mutual agreement of Buyer and Seller, at any time, set forth in a writing executed by both parties.

     In the event of a termination in accordance with this Section 9, Seller shall immediately cause any and all of the Purchase Price which Buyer paid to Seller to be wire transferred in immediately available funds to an account specified by Buyer. As of the date that any event of termination referred to in this Section 9 has occurred, this Agreement shall terminate and Buyer shall have no further obligation to perform any act required hereunder. Seller shall also be liable to Buyer for any fees, costs or expenses whatsoever incurred by Buyer as a result of any assignment of or any attempt to assign the Patents from Seller to the Company or any action taken to enforce any provision of this Agreement, including this Section 9(b).

     Except as otherwise provided in this Section, if this Agreement is terminated, each party will pay all of its costs and expenses and neither will have any further liability or obligation of any nature to the other.

     10.  Survival. Notwithstanding any examination made for or on behalf of the
          --------
parties hereto, the knowledge of any officer, director or employee or agent of any of the parties hereto or any of their respective affiliates, or the acceptance of any certificate or opinion, all representations, warranties, agreements and covenants of Seller contained in this Agreement shall be deemed continuing representations, warranties, agreements and covenants, and shall expressly survive the Closing Date.

     11.  Indemnification.
          ---------------

          (a)  Indemnification by Seller. Seller hereby agrees to indemnify,
               ------------------------
defend, and hold harmless Buyer against and in respect of, and reimburse Buyer for and against, any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable attorneys' fees and expenses (even if incident to appeals), which arise, result from, or relate to: (i) any breach of any of the representations made in this Agreement by Seller, and/or (ii) any act, breach, misrepresentation, omission, violation, or failure by Seller or the Company prior to the Closing Date.

          (b)  Indemnification Procedures. In connection with any matters giving
               --------------------------
rise to any claims made for indemnification under this Section, the party or parties with indemnification obligations (the "Indemnitor") shall choose counsel therefor reasonably acceptable to the Indemnitiees and the Indemnitor shall pay all fees and expenses of such counsel. The party or parties entitled to indemnification (the "Indemnitee") may elect, at its/their sole expense, any additional counsel to consult and participate with counsel selected by the Indemnitor, provided the Indemnitor's counsel shall control all legal actions. The Indemnitee shall notify the Indemnitor of the existence of any claim, demand or other matter to which the Indemnitor's indemnification obligations would apply, and shall give the Indemnitor a reasonable opportunity to defend the same at its own expense. If the Indemnitor shall within a reasonable time after this notice fail to defend, the Indemnitee shall have the right, but not the obligation, to undertake and control the defense of, and to compromise or settle the claim or other matter on behalf, for the account, and at the risk and expense, of the Indemnitor.

     12.  Legal Representation of Seller and the Company. Seller and the Company
          ----------------------------------------------
hereby acknowledge that Buyer has advised each of them to consult with an attorney concerning this Agreement and, specifically, any questions which Buyer or any officer or director of the Company may have regarding the provisions thereof. Each of Seller and the Company hereby acknowledges and represents that
(i) he or it has had the opportunity to consult with an attorney and to discuss all provisions of this Agreement with such attorney and has either done so or has knowingly declined to do so, and (ii) each of Seller and the Company is voluntarily entering into this Agreement.

     13.  Miscellaneous.
          -------------

          (a)  Expenses. Except as otherwise provided in this Agreement, each
               --------
party to this Agreement will bear its or his respective expenses incurred in connection with the preparation, execution and performance of the Agreement and the transactions contemplated thereby, including all fees and expenses of agents, representatives, counsel and accountants.

          (b)  Amendments. The provisions of this Agreement may not be amended,
               ----------
supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

          (c)  Enforcement Costs. If any civil action, arbitration or other
               -----------------
legal proceeding is brought by any party for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that civil action, arbitration or legal proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by the attorney to the prevailing party.

          (d)  Further Assurances. Seller hereby agrees from time to time to
               ------------------
execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

          (e)  Binding Effect. All of the terms and provisions of this Agreement
               --------------
shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns, whether so expressed or not.

          (f)  Counterparts. This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Confirmation of execution by electronic transmission of a facsimile signature page shall be binding upon any party so confirming.

          (g)  Governing Law. This Agreement and all transactions contemplated
               -------------
by this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

          (h)  Jurisdiction and Venue. The parties acknowledge that a
               ----------------------
substantial portion of the negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Sarasota, Florida. Any civil action or legal proceeding arising out of a relating to this Agreement shall be brought in the courts of record in the State of Florida in Sarasota County or the United States District Court, Middle District of Florida. Each party consents to the jurisdiction of such court in any such civil action or legal proceeding and waives any objection to the laying of venue of any such civil action or legal proceeding in such court. Service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws, rules of procedure or local rules.

          (i)  No Construction Against Drafters. The parties acknowledge that
               --------------------------------
this is a negotiated agreement, and that in no event shall the terms hereof be construed against either party on the basis that such party, or its counsel, drafted this Agreement.

          (j)  Notices. All notices, requests, consents and other communications
               -------
required or permitted under this Agreement shall be in writing (including electronic transmission) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, electronically transmitted, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

If to Buyer:                      With a copy to:

CPC of America, Inc.              Gunster, Yoakley, Valdes-Fauli & Stewart, P.A.
1133 4th Street                      777 South Flagler Drive
Sarasota, Florida 34236           Suite 500 East Tower
(941) 364-8406                    West Palm Beach, Florida 33401
Attention: Rod A. Shipman,        (561) 650-0553
           President and Chief    Attention: Michael V. Mitrione, Esq.
           Executive Officer

If to Seller:

Mr. John P. Colonna
7550 Fairway Woods Drive
Sarasota, Florida 34238
(941) 924-6401

If to the Company:

DSDS Group, Inc.
7550 Fairway Woods Drive
Sarasota, Florida 34238
(941) 924-6401


or to such other address as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmed answer back if by electronic transmission; (c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

          (k)  Entire Agreement.  This Agreement represents the entire
               ----------------
understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties.

     IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

WITNESSES:                                   SELLER:

[SIGNATURE ILLEGIBLE]                        /s/ John P. Colonna
-------------------------                    ----------------------------
                                             JOHN P. COLONNA
_________________________

WITNESSES:                                   BUYER:

_________________________                    CPC OF AMERICA, INC., a Nevada
                                             corporation

_________________________                    By: /s/ R. A. Shipman
                                                -------------------------
                                                Rod A. Shipman
                                                President and Chief Executive
                                                Officer

WITNESSES:                         COMPANY:

[SIGNATURE ILLEGIBLE]              DSDS Group, Inc., a Florida corporation
-------------------------
                                   By: /s/ John P. Colonna
_________________________             ----------------------------------
                                        John P. Colonna
                                        President

                                   EXHIBIT A

                                    PATENTS

1.   Self-Destruct Double Syringe, Patent No. 5,149,323.

2.   Cap Assembly, Patent No. 5,197,953.

                                   EXHIBIT B

                           FORM OF PATENT ASSIGNMENT

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

                              A S S I G N M E N T
                              - - - - - - - - - -

     WHEREAS, John P. Colonna (hereinafter ASSIGNOR), a resident of the State of Florida residing at 7550 Fairway Woods Drive, Sarasota, Florida 34238, is the owner of the entire right, title and interest, in (i) the invention entitled "Self-Destruct Double Syringe", which is the subject of Letters Patent of the United States Patent No. 5,149,323, issued on September 22, 1992, and (ii) in the invention entitled "Cap Assembly" which is the subject of Letters Patent of the United States Patent No. 5,197,953, issued on March 30, 1993.

     WHEREAS, DSDS Group, Inc. (hereinafter ASSIGNEE), a corporation duly organized under the laws of the State of Florida, located and doing business at 7550 Fairway Woods Drive, Sarasota, Florida 34238, is desirous of acquiring the entire right, title and interest in and to the aforementioned inventions and any and all Letters Patent to be obtained on said inventions;

     NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN:

     BE IT KNOW that for and in consideration of good and valuable consideration paid to ASSIGNOR by said ASSIGNEE, the receipt and sufficiency of which is hereby acknowledged, said ASSIGNOR, by these presents does hereby sell, assign, set over and transfer unto the said ASSIGNEE its successors, legal representatives or assigns, the entire right, title and interest in and to the aforesaid inventions in and for the United States and all countries foreign thereto; and any divisional, continuing, substitute or reissue applications or supplementary disclosures which may be or have been filed on said inventions in any country; and the right to file said foreign applications and claim priority under the provisions of the International Convention; and any Letters Patent of the United States or any foreign country issued or granted on said inventions;

     AND ASSIGNEE HEREBY authorizes and requests the U.S. Patent and Trademark Office or other issuing authority to issue any and all patents on said inventions to said ASSIGNEE; as sole assignee; and ASSIGNOR further hereby authorizes said ASSIGNEE to file and prosecute any of said foreign applications in its own name;

     AND ASSIGNOR HEREBY covenants that it has the full right to convey the entire right, title and interest herein assigned and that it has not executed and will not execute any assignment or other instrument in conflict herewith;

     AND ASSIGNOR HEREBY further covenants and agrees to communicate to said ASSIGNEE, or its legal representatives, successors or assigns, any facts relating to said inventions, including evidence for interference purposes or other proceedings, whenever requested, and to testify in any interference or in any other legal proceeding, when requested, and to execute and deliver on request all lawful papers required to make any of the foregoing provisions effective; and to perform the aforesaid communicating, executing and delivering, without any payment except expenses and to perform the aforesaid testifying for reasonable compensation; and generally to do every thing possible to aid the said ASSIGNEE, its successors, legal representatives or assigns to obtain and enforce proper patent protection on and for said inventions in all countries, and likewise ASSIGNOR makes these provisions binding upon ASSIGNOR'S heirs, legal representatives and/or administrators.

     IN WITNESS WHEREOF, I have hereunder set my hand and seal this 25 day of July, 1997.


[SIGNATURE ILLEGIBLE]         /s/ John P. Colonna (LS)
--------------------------    ------------------------
Witness                       John P. Colonna

              CERTIFICATE OF JOHN P. COLONNA AND DSDS GROUP, INC.

     I, John P. Colonna, hereby certify that I am President of DSDS Group, Inc., a Florida corporation (the "Corporation"), and in both my capacity as President of the Corporation and my individual capacity, I hereby certify to the following pursuant to Section 4(a)(ii) of that certain Stock Purchase Agreement, by and among myself, the Corporation and CPC of America, Inc., a Nevada corporation (the "Agreement"):

          1. All of my representations and warranties contained in the Agreement were true and correct in all respects as of the Closing Date.

          2. I have performed and complied with all covenants, agreements and conditions required by the Agreement to be performed or complied with by me prior to or on the Closing Date, and shall continue to perform and comply with all post-closing covenants, agreements and conditions required by the Agreement.

          3. All of the Corporation's representations and warranties contained in the Agreement were true and correct in all respects as of the Closing Date.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 25th day of July, 1997.


                                       DSDS Group, Inc., a Florida corporation


                                       By: /s/ John P. Colonna
                                           ---------------------------------
                                           John P. Colonna, President

                                           /s/ John P. Colonna
                                           ---------------------------------
                                           John P. Colonna

                CERTIFICATE OF OFFICER OF CPC OF AMERICA, INC.


     I, Rod A. Shipman, hereby certify that I am President and Chief Executive Officer of CPC of America, Inc., a Nevada corporation (the "Corporation), and such capacity, I hereby certify as to the following pursuant to Section 4(b)(ii) of that certain Stock Purchase Agreement, by and among the Corporation, John P. Colonna, and DSDS Group, Inc., a Florida corporation (the "Agreement") that all of the representations and warranties of the Corporation contained in the Agreement were true and correct in all respects as of the Closing Date.


     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 24 day of July, 1997.



                                      CPC of America, Inc., a Nevada Corporation


                                      By: /s/ Rod A. Shipman
                                         ------------------------------------
                                           Rod A. Shipman
                                           President and Chief Executive Officer

                CERTIFICATE OF OFFICER OF CPC OF AMERICA, INC.

     I, Rod A. Shipman, hereby certify that I am President and Chief Executive Officer of CPC of America, Inc., a Nevada corporation (the "Corporation"), and such capacity, I hereby certify as to the following pursuant to Section 4(b)(ii) of that certain Stock Purchase Agreement, by and among the Corporation, John P. Colonna, and DSDS Group, Inc., a Florida corporation (the "Agreement") that all of the representations and warranties of the Corporation contained in the Agreement were true and correct in all respects as of the Closing Date.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 24 day of July, 1997.


                                      CPC of America, Inc., a Nevada corporation


                                      By: /s/ Rod A. Shipman
                                         ---------------------------------------
                                           Rod A. Shipman
                                           President and Chief Executive Officer